Prospectus




                                        ENDEAVORSM SERIES TRUST


         Endeavor Series Trust (the "Fund") is a diversified, open-end management investment company that offers a selection of managed investment portfolios, each with its own investment objective designed to meet different investment goals. There can be no assurance that these investment objectives will be achieved.

         This Prospectus describes only the following  three

portfolios currently offered by the Fund (the "Portfolios").


         o        T. Rowe Price International Stock Portfolio

o        Dreyfus Small Cap Value Portfolio




o        Enhanced Index Portfolio


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated October 8, 1997 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Fund at the address or telephone number set forth on the back cover of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.

The date of this Prospectus is October 8, 1997.

EndeavorSM is a registered service mark of Endeavor Management Co.

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                                                   THE FUND


         Endeavor Series Trust is a diversified, open-end management investment company that offers a selection of managed investment portfolios. Each portfolio constitutes a separate mutual fund with its own investment objective and policies. The Fund currently issues shares of ten portfolios, three of which are offered pursuant to this Prospectus. The Trustees of the Fund may establish additional portfolios at any time.

         Shares of the Portfolios are issued and redeemed at their net asset value without a sales load and currently are offered only to various separate accounts of PFL Life Insurance Company and certain of its affiliates (collectively "PFL") to fund various insurance contracts, including variable annuity contracts and variable life insurance policies (whether scheduled premium, flexible premium or single premium policies) . These insurance contracts are hereinafter referred to as the "Contracts." The rights of PFL as the record holder for a separate account of shares of the Portfolios are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to PFL and not to any Contract owner.


         The structure of the Fund permits Contract owners, within the limitations described in the appropriate Contract, to allocate the amounts held by PFL under the Contracts for investment in the various portfolios of the Fund. See the prospectus and other material accompanying this Prospectus for a description of the Contracts, which portfolios of the Fund are available to Contract owners, and the relationship between increases or decreases in the net asset value of shares of the portfolios (and any dividends and distributions on such shares) and the benefits provided under the Contracts.

         It is conceivable that in the future it may be disadvantageous for scheduled premium variable life insurance separate accounts, flexible and single premium variable life insurance separate accounts, and variable annuity separate accounts to invest simultaneously in the Fund due to tax or other considerations. The Trustees of the Fund intend to monitor events for the existence of any irreconcilable material conflict between or among such accounts, and PFL will take whatever remedial action may be necessary.

Investment Objectives

         The investment objectives of the Portfolios are as follows:



         T. Rowe Price International Stock Portfolio - seeks long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.


         Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio) - seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

         Enhanced Index Portfolio - seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") while maintaining a volatility of return similar to the S&P 500
Index.

                                             FINANCIAL HIGHLIGHTS

         The following tables are based on a Portfolio share outstanding throughout each period and should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report dated December 31, 1996 which is incorporated by reference into the Statement of Additional Information. The financial statements contained in the Fund's Annual Report have been audited by Ernst & Young LLP, independent auditors, whose report appears in the Annual Report. Additional information concerning the performance of the Fund is included in the Annual Report which may be obtained without charge by writing the Fund at the address on the back cover of this Prospectus.

 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO*



                         Year             Year              Year
                         Ended            Ended             Ended
                         12/31/95##       12/31/94          12/31/96+++


Operating
Performance:

Net asset value,

beginning of

period



                                          $11.31            $11.99



                         $12.19

Net investment
income/(loss)#           0.09             0.09              (0.02)

Net realized and
unrealized
gain/(loss) on
investments              1.76             1.06              (0.66)

Net increase/
(decrease) in
net assets
resulting from
investment
operations               1.85             1.15              (0.68)

Distributions:

Dividends from
net investment
income                   (0.09)           ---               ---

Distributions
from net
realized gains           (0.00)***        (0.27)            ---

Total
Distributions            (0.09)           (0.27)            ---

Net asset value,
end of period            $13.95           $12.19            $11.31

Total return++           15.23%           10.37%            (5.67)%

Ratios to
average net
assets/
supplemental
data:

Net assets, end
of period (in
000's)                   $134,435         $92,352           $84,102

Ratio of net
investment
income/(loss) to
average net
assets                   0.73%            0.81%             (0.16)%

Ratio of
operating
expenses to
average net
assets**                 1.18%            1.15%             1.16%

Portfolio
turnover rate            11%              111%              88%

Average
commission rate
(per share of
security) (a)            $0.0024          ---               ---

                               ===============================


                         Year             Year                Period
                         Ended            Ended               Ended
                         12/31/93+++      12/31/92+++         12/31/91*
Operating
Performance:

Net asset value,
beginning of
period                   $10.12           $10.52              $10.00

Net investment
income/(loss)#           (0.04)           0.00***             0.06

Net realized and
unrealized
gain/(loss) on
investments              1.91             (0.38)              0.46

Net increase/
(decrease) in
net assets
resulting from
investment
operations               1.87             (0.38)              0.52

Distributions:

Dividends from
net investment
income                   ---              (0.02)              ---

Distributions
from net
realized gains           ---              ---                 ---

Total
Distributions            ---              (0.02)              ---

Net asset value,
end of period            $11.99           $10.12              $10.52

Total return++           18.48%           (3.61)%             5.20%

Ratios to
average net
assets/
supplemental
data:

Net assets, end
of period (in
000's)                   $52,777          $6,305              $3,200

Ratio of net
investment
income/(loss) to
average net
assets                   (0.31)%          0.01%               3.18%+

Ratio of
operating
expenses to
average net
assets**                 1.52%            1.43%               0.00%+

Portfolio
turnover rate            37%              34%                 0%

Average
commission rate
(per share of
security) (a)            ---              ---                 ---

-----------------
* Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies). The Portfolio commenced operations on April 8, 1991.

** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 2.10% and 6.83%, respectively.

***      Amount represents less than $0.01 per share.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method does not accord with results of operations.

# Net investment loss before fees waived and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were $(0.07) and $(0.07), respectively.

##       Rowe Price-Fleming International, Inc. became the
         Portfolio's Adviser effective January 3, 1995.

(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

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                                                     -14-

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                                                     -15-

DREYFUS SMALL CAP VALUE PORTFOLIO*



                      Year               Year        Year          Period
                      Ended              Ended       Ended         Ended
                      12/31/96+++##      12/31/95    12/31/94+++   12/31/93*+++
Operating
Performance:

Net asset
value,
beginning of
period                $12.22             $10.98        $11.18         $10.00

Net investment
income#               0.12               0.15          0.10           0.22

Net realized
and unrealized
gain/(loss) on
investments           2.95               1.36          (0.30)         0.96

Net increase/
(decrease) in
net assets
resulting from
investment
operations            3.07               1.51          (0.20)         1.18

Distributions:

Dividends from
net investment
income                (0.14)             (0.10)        ---            ---

Distributions
from net
realized gains        (0.46)             (0.17)        ---            ---

Total
distributions         (0.60)             (0.27)        ---            ---

Net asset
value, end of
period                $14.69             $12.22        $10.98         $11.18

Total return++        25.63%             14.05%        (1.79)%        11.80%

Ratios to
average net
assets/
supplemental
data:

Net assets,
end of period
(in 000's)            $85,803            $52,597       $35,966        $12,699

Ratio of net
investment
income to
average net
assets                0.95%              1.56%         0.89%          3.98%+

Ratio of
operating
expenses to
average net
assets**              0.92%              0.87%         1.03%          1.30%+

Portfolio
turnover rate         171%               75%           77%            41%

Average
commission
rate (per
share of
security) (a)         $0.0539            ---           ---            ---

-----------------------
* Effective October 29, 1996, the name of the Value Small Cap Portfolio was changed to Dreyfus Small Cap Value Portfolio. On May 1, 1996, the name of the Quest for Value Small Cap Portfolio was changed to Value Small Cap Portfolio. The Portfolio commenced operations on May 4, 1993.

** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.

# Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.18.

## The Dreyfus Corporation became the Portfolio's Adviser effective September 16, 1996.

(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

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                                                     -21-

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                                                     -22-

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                                                     -24-

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                                                     -25-

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                                                     -26-

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                                             --------------------


         Endeavor Investment Advisers (the "Manager") has agreed, until terminated by the Manager, to assume expenses of the Portfolios that exceed the rates stated below. This has the effect of lowering each Portfolio's expense ratio and of increasing returns otherwise available to investors at the time such amounts are assumed. While this arrangement is in effect, the Manager pays all expenses of the Portfolios to the extent they exceed the following percentages of a Portfolio's average net assets: T. Rowe Price International Stock - 1.53%, Dreyfus Small Cap Value - 1.30% and Enhanced Index - 1.30%.

         The offering of shares of the Enhanced Index Portfolio commenced on May 1, 1997. Accordingly, no financial highlight data is available for shares of this Portfolio.

                                      INVESTMENT OBJECTIVES AND POLICIES

         The following is a brief description of the investment objectives and policies of the Portfolios. The investment objective and the policies of each Portfolio other than those listed under the caption "Investment Restrictions" in the Statement of Additional Information are not fundamental policies and may be changed by the Trustees of the Fund without the approval of shareholders. Certain portfolio investments and techniques discussed below are described in greater detail in the Statement of Additional Information. Due to the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

T. Rowe Price International Stock Portfolio

         The T. Rowe Price International Stock Portfolio was formerly known as the Global Growth Portfolio. Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the Portfolio's investment objective was changed from seeking long-term capital appreciation through a policy of investing in small capitalization common stocks and their convertible equivalents on a global basis to the investment objective and policies set forth below.

         The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

         Over the last 30 years, many foreign economies have grown faster than the United States' economy, and the return from equity investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance between international equity markets over this period. Although there can be no assurance that these conditions will continue, the Portfolio's Adviser, within the framework of diversification, seeks to identify and invest in companies participating in the faster growing foreign economies and markets. The Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification.

         The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and diversify investments broadly among countries throughout the world developed, newly industrialized and emerging - by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). Further, not more than 20% of the Portfolio's net asset value will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35%). In addition, the Adviser will consider factors applicable to United States investors in making investment decisions for the Portfolio.

         In seeking its objective, the Portfolio invests primarily in common stocks of established foreign companies which have, in the Adviser's opinion, the potential for growth of capital. However, the Portfolio may also invest in a variety of other equity related securities such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"). If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium of their net asset value. Under normal conditions, the

Portfolio's investments in securities other than common stocks is limited to no more than 35% of its total assets.

         In determining the appropriate distribution of investments among various countries and geographic regions, the Portfolio's Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

         In analyzing companies for investment, the Adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.


         In the event that future economic or financial conditions abroad adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities, investment-grade debt obligations of U.S. companies and high quality (within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO")) short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

         The international objectives of the Portfolio allow investors an opportunity to achieve potentially higher returns, reflecting participation in countries and economies with higher growth rates than those available domestically. However, foreign investments involve certain risks that are not present in domestic securities. Because the Portfolio intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income. In addition, although a portion of the Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

         The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

         There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.

         In addition, the economies, markets and political structures of a number of the countries in which the Portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

         Certain portfolio countries have histories of instability and upheaval (Latin America) and internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Any such actions, for example, nationalizing an industry or company, could have a severe and adverse effect on security prices and impair the Portfolio's ability to repatriate capital or income. The Portfolio's Adviser will not invest the Portfolio's assets in countries where it believes such events are likely to occur.

         Income received by the Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Portfolio's Adviser will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. Any such taxes paid by the Portfolio will reduce its net income available for distribution to shareholders.

         The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

Dreyfus Small Cap Value Portfolio

         The investment objective of the Dreyfus Small Cap Value Portfolio is to seek capital appreciation through investments in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

         Small-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation.

         The Portfolio will invest in equity securities of domestic and foreign (up to 5% of its total assets) issuers which would be characterized as "value" companies according to criteria established by the Portfolio's Adviser. To manage the Portfolio, the Portfolio's Adviser classifies issuers as "growth" or "value" companies. In general, the Portfolio's Adviser believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

         While seeking desirable equity investments, the Portfolio may invest in money market instruments consisting of U.S. government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio's Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

         Equity securities consist of common stocks, preferred stocks and securities convertible into common stocks. Securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may purchase securities issued by closed-end investment companies and foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

         The Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Small-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

         The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.


         The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

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                                                     -43-

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                                                     -44-

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                                                     -45-

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                                                     -47-

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                                                     -48-

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                                                     -49-

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                                                     -50-

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                                                     -51-

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                                                     -52-

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                                                     -53-

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                                                     -54-

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Enhanced Index Portfolio


         The investment objective of the Enhanced Index Portfolio is to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index. The Portfolio is appropriate for investors who seek a modestly enhanced total return relative to that of large and medium sized U.S. companies typically represented in the S&P 500 Index. The Portfolio intends to invest in securities of approximately 300 issuers, which securities are rated by the Portfolio's Adviser to have above average expected returns.

         The Portfolio seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

         o Fundamental research: The Portfolio Adviser's approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large and medium sized U.S. companies -- approximately 525 of which form the universe for the Portfolio's investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover.

         o Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         o Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Portfolio sector weightings will generally approximate those of the S&P 500 Index. The Portfolio will normally be principally comprised, based on the dividend discount model, of stocks in the first three Quintiles. Finally, the Portfolio holds a large number of stocks to enhance its diversification.

         Under normal market circumstances, the Portfolio's Adviser will invest at least 65% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Portfolio's primary equity investments will be the common stock of large and medium sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Portfolio may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500 Index.

         The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

         During ordinary market conditions, the Portfolio's Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements.


         Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, have ratings within the four highest rating categories established by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's"), or a similar NRSRO or, if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.

Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

         The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

         The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

Investment Strategies


         In addition to making investments directly in securities, the Portfolios may write covered call and put options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The Adviser to the Dreyfus Small Cap Value Portfolio does not currently intend to write covered call and put options or engage in transactions in futures contracts and related options, but may do so in the future. The T. Rowe Price International Stock and Enhanced Index Portfolios may engage in foreign currency exchange transactions in an attempt to protect against changes in future exchange rates. All Portfolios may invest in American Depositary Receipts , European Depositary Receipts and Global Depositary Receipts. All Portfolios may enter into repurchase agreements, may make forward commitments to purchase securities, lend their portfolio securities and borrow funds under certain limited circumstances. The T. Rowe Price International Stock Portfolio may invest in hybrid instruments. The investment strategies referred to above and the risks related to them are summarized below and certain of these strategies are described in more detail in the Statement of Additional Information.


         Options and Futures Transactions. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. The Adviser to the Dreyfus Small Cap Value Portfolio has no present intention to engage in this strategy, but may do so in the future.

         In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options on securities and any index of securities in which the Portfolio may invest and the purchase and sale of futures contracts and related options. The Adviser to the Dreyfus Small Cap Value Portfolio has no present intention to use this strategy, but may do so in the future.

A Portfolio also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.




         A Portfolio may not purchase futures contracts or related options if, immediately thereafter, more than 33 1/3% (25% for the T.
 Rowe Price International

Stock Portfolio) of the Portfolio's total assets would be so invested.

         The Portfolios' Advisers generally expect that options and futures transactions for the Portfolios will be conducted on securities and other exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. There can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the prices of the securities that are being hedged. Expenses and losses incurred as a result of these hedging strategies will reduce the Portfolio's current return. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio.


         Foreign Currency Transactions. The T. Rowe Price International Stock and Enhanced Index Portfolios may purchase foreign currency on a spot (or cash) basis, enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), purchase and sell foreign currency futures contracts, and purchase exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Adviser to a Portfolio may engage in these transactions in an attempt to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and in an attempt to protect the value of specific portfolio positions ("position hedging").

     Hedging transactions involve costs and may result in losses. The T. Rowe Price International Stock and Enhanced Index Portfolios may write covered call options on foreign currencies in an attempt to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Reverse Repurchase Agreements. Each Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For the purposes of the 1940 Act it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.


         Borrowings.

     The Dreyfus Small Cap Value Portfolio may borrow money for temporary purposes in amounts up to 5% of its total assets.

     The T. Rowe Price International Stock Portfolio may borrow money as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program in an amount up to 33 1/3% of the Portfolio's net assets. The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. The

Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

         The Enhanced Index Portfolio may borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts up to 10% of its total assets. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

        As a matter of operating policy, the T. Rowe Price International Stock Portfolio will limit all borrowings to no more than 25% of its net assets.

         American , European and Global Depositary Receipts. All Portfolios may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations in which the Portfolios are permitted to invest . These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.


         Repurchase Agreements. All Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays . To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

         Forward Commitments. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

         Securities Loans. Each Portfolio may seek to obtain additional income by making secured loans of its portfolio securities with a value up to 33 1/3% of its total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or liquid assets at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

     Hybrid Instruments. The T. Rowe Price International Stock Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contacts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.


         Fixed-Income Securities - Downgrades. If any security invested in by any of the Portfolios loses its rating or has its rating reduced after the Portfolio has purchased it, unless required by law, the Portfolio is not required to sell or otherwise dispose of the security, but may consider doing so.


         Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Fund's Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' Advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' Advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.



                                            MANAGEMENT OF THE FUND

         The Trustees and officers of the Fund provide broad supervision over the business and affairs of the Portfolios and the Fund.

The Manager

         The Fund is managed by Endeavor Investment Advisers ("the Manager") which, subject to the supervision and direction of the Trustees of the Fund, has overall responsibility for the general management and administration of the Fund. The Manager is a general partnership of which Endeavor Management Co. is the managing partner. Endeavor Management Co., by whose employees all management services performed under the management agreement are rendered to the Fund, holds a 50.01% interest in the Manager and AUSA Financial Markets, Inc., an affiliate of PFL, holds the remaining 49.99% interest therein. Vincent J. McGuinness, a Trustee of the Fund, together with his family members and trusts for the benefit of his family members, own all of Endeavor Management Co.'s outstanding common stock. Mr. McGuinness is Chairman, Chief Executive Officer and President of Endeavor Management Co.

         The Manager is responsible for providing investment management and administrative services to the Fund and in the exercise of such responsibility selects the investment advisers for the Fund's Portfolios (the "Advisers") and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Trustees. The Manager is responsible for providing the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund's business, and also supervises the provision of services by third parties such as the Fund's custodian and transfer agent. Pursuant to an administration agreement, First Data Investor Services Group, Inc. ("FDISG") assists the Manager in the performance of its administrative responsibilities to the Fund.

         As compensation for these services the Fund pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:
T. Rowe Price International Stock Portfolio - .90%; Dreyfus Small Cap Value Portfolio - .80%; Enhanced Index Portfolio - .75%. The management fees paid by the Portfolios , although higher than the fees paid by most other investment companies in general, are comparable to management fees paid for similar services by many investment companies with similar investment objectives and policies. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio and the fees and expenses of FDISG pursuant to the administration agreement.

         In addition to the management fees, the Fund pays all expenses not assumed by the Manager, including, without limitation, expenses for legal, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager or an Adviser, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Fund expenses are allocated among and charged to the assets of the Portfolios of the Fund on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.


 The Advisers

         Pursuant to an investment advisory agreement with the Manager, the Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of the Portfolio. An Adviser may place portfolio securities transactions with broker-dealers who furnish it with certain services of value in advising the Portfolio and other clients. In so doing, an Adviser may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as a factor in the selection of broker-dealers.


     Rowe Price-Fleming International, Inc. may utilize certain brokers indirectly related to it in the capacity as broker in connection with the execution of transactions for the T. Rowe Price International Stock Portfolio. J.P. Morgan Investment Management Inc. may utilize certain brokers affiliated with it in connection with the execution of transactions for the Enhanced Index Portfolio. See the Statement of Additional Information for a further discussion of Portfolio trading.

         The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a non-affiliated broker-dealer acting as an "introducing broker" in the transactions. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

         The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by a non-affiliated broker-dealer can be used to promote the distribution of the Fund's shares including the costs of training and educating such broker-dealers with respect to the Contracts . Periodically, the Manager will instruct the "introducing broker" to transmit funds in its possession to third-party broker-dealers to pay for such training and education costs. No portion of the commissions received by the "introducing broker" will be paid to the Manager or any of its affiliates. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by the "introducing broker" and the distribution expenses paid from such commissions. The Board of Trustees will periodically review whether the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.

         The Dreyfus Corporation ("Dreyfus") is the Adviser to the Dreyfus Small Cap Value Portfolio. Dreyfus, which was formed in 1947, is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide. As compensation for its services as investment adviser, the Manager pays Dreyfus a monthly fee at the annual rate of .375% of the average daily net assets of the Dreyfus Small Cap Value Portfolio.

         Prior to September 16, 1996, OpCap Advisors ("OpCap")was the Adviser to the Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio). As compensation for its services as investment adviser, the Manager paid OpCap a monthly fee at the annual rate of .40% of the Portfolio's average daily net assets.


         Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $81 billion in mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.


     The portfolio  managers for the Dreyfus Small Cap Value Portfolio are David
L. Diamond and Peter I. Higgins. Mr. Diamond has been employed by The Boston Company Asset Management, Inc. ("Boston Company"), an affiliate of Dreyfus, since June, 1991 and by Dreyfus since October, 1994. Boston Company is a wholly-owned subsidiary of The Boston Company, Inc., which is an indirect wholly-owned subsidiary of Mellon.







     Mr. Higgins has been employed by The Boston Company, Inc. since August, 1988, by Boston Company since June, 1991 and by Dreyfus since February, 1996.

         Rowe Price-Fleming International, Inc. ("Price-Fleming") is the Adviser to the T. Rowe Price International Stock Portfolio (formerly the Global Growth Portfolio). As compensation for its services as investment adviser, the Manager pays Price-Fleming a monthly fee at an annual rate based on the Portfolio's average daily net assets as follows: .75% up to $20 million; .60% in excess of $20 million up to $50 million; and .50% of assets in excess of $50 million. At such time as the net assets of the Portfolio exceed $200 million, the fee shall be .50% of total average daily net assets.


         Prior to January 1, 1995, Ivory & Sime International, Inc. ("ISI") and Ivory & Sime plc acted as adviser and sub-adviser, respectively, for the Global Growth Portfolio. As compensation for its services as investment adviser, the Manager paid ISI a monthly fee at the annual rate of .45% of the average daily net assets of the Portfolio up to $400 million and .30% of average daily net assets in excess of $400 million. As compensation for its services, Ivory & Sime plc received from ISI 78% of the gross monthly fees paid by the Manager to ISI.

     Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lampur, South Korea and Taiwan.

         T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. As of December 31, 1996, T. Rowe Price and its affiliates managed more than $95 billion of assets of which Price-Fleming managed the U.S. equivalent of approximately $25 billion.

         The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Fleming and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

     Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Mark J. T. Edwards, John R. Ford, James B. M. Seddon, Benedict R. F. Thomas and David J. L. Warren.

         Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming). Christopher Alderson joined Price-Fleming in 1988 and has 10 years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Price- Fleming in 1982 and has 16 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict Thomas joined Price-Fleming in 1988 and has seven years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research and portfolio management.

     J.P. Morgan Investment Management Inc. ("Morgan") is the Adviser to the Enhanced Index Portfolio. As compensation for its services as investment adviser the Manager pays Morgan a monthly fee at the annual rate of .35% of the average daily net assets of the Enhanced Index Portfolio.


         Morgan is a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated ("J.P. Morgan"), a bank holding company. Through offices in New York City and abroad, J.P. Morgan, through Morgan and other subsidiaries, including Morgan
Guaranty Trust Company of New York, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management (as of December 31, 1996) of over $178 billion (of which Morgan advises over $176 billion). J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


     Investment decisions with respect to the Enhanced Index Portfolio are made by an investment advisory group composed of Frederic A. Nelson, III, James Wiess, Leon Roisenberg and Timothy J. Devlin.


     Mr. Nelson is a Managing Director of Morgan and is responsible for the U.S. equity business, including active equity and structured strategies. Mr. Nelson joined Morgan in 1994 after 14 years at Bankers Trust Company where he was part of the Global Investment Management Group. Mr. Wiess, a Vice President of Morgan, is a portfolio manager in the Equity and Balanced Accounts Group with responsibility for portfolio rebalancing and product research and development in structured equity strategies. Mr. Wiess joined Morgan in 1992 and from 1984 to 1991 was employed by Oppenheimer & Co. Mr. Roisenberg joined Morgan in 1996 as a Vice President. From 1991 to 1996, Mr. Roisenberg was a quantitative analyst/portfolio manager at Bankers Trust Company. Mr. Devlin joined Morgan in 1996 and is a member of the Structured Equity Group with the dual responsibilities of client servicing and portfolio management. From 1988 to 1996, Mr. Devlin was at Mitchell Hutchins where he managed quantitatively driven equity portfolios.


                                      DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to shareholders.


         It is the intention of each Portfolio to distribute substantially all its net investment income. Although the Trustees of the Fund may decide to declare dividends at other intervals, dividends from investment income of each Portfolio are expected to be declared annually and will be distributed to the various separate accounts of PFL and not to Contract owners in the form of additional full and fractional shares of the Portfolio and not in cash. The result is that the investment performance of the Portfolios, including the effect of dividends, is reflected in the cash value of the Contracts. See the prospectus for the Contracts accompanying this Prospectus.


         All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year and will be reinvested in additional full and fractional shares of the Portfolio. In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Fund intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         For a discussion of the impact on Contract owners of income taxes PFL may owe as a result of (i) its ownership of shares of the Portfolios, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for the Contracts accompanying this Prospectus.

                                         SALE AND REDEMPTION OF SHARES

         The Fund continuously offers shares of each Portfolio only to separate accounts of PFL, but may at any time offer shares to a separate account of any other insurer approved by the Trustees.


     Providian Securities Corporation ("PSC"), an affiliate of PFL, is the principal underwriter and distributor of the Contracts. PSC places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), as of that same date.

         The net asset value of the shares of each Portfolio for the purpose of pricing orders for the purchase and redemption of shares is determined as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. Net asset value per share is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities of the Portfolio (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio. The assets of the Portfolios are valued on the basis of their market values or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees including the employment of an independent pricing service, as described in the Statement of Additional Information.


         Shares of the Portfolios may be redeemed on any day on which the Fund is open for business.

                                            PERFORMANCE INFORMATION


         From time to time, the Fund may advertise the "average annual or cumulative total return" of the Dreyfus Small Cap Value, T. Rowe Price International Stock and Enhanced Index Portfolios and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges other than charges and deductions which are, or may be, imposed under the Contracts. Figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.


         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

The  Enhanced  Index  Portfolio  commenced   operations  on  May  1,  1997  and,
consequently, does not have a significant operating history.

Morgan is the investment manager of certain Private Accounts which are substantially similar to the Enhanced Index Portfolio in that they have the same investment objectives as the Enhanced Index Portfolio and are managed using the same investment strategies and techniques as contemplated for the Enhanced Index Portfolio.


         Investors should not rely on the following financial information as an indication of the future performance of the Enhanced Index Portfolio. The performance of the Enhanced Index Portfolio may vary from the Private Account composite information because the Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not registered under the 1940 Act and therefore are not subject to certain investment restrictions that are imposed by the 1940 Act, which, if imposed, could have adversely affected the Private Accounts' performances. In addition, the Private Accounts are not subject to the provisions of the Internal Revenue Code with respect to "regulated investment companies," which provisions, if imposed, could have adversely affected the Private Accounts' performances.

         The chart below shows hypothetical performance information derived from historical composite performance of the Private Accounts included in the Structured Stock Selection Composite. The hypothetical performance figures represent the actual performance results of the composite of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Enhanced Index Portfolio. The actual Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

Hypothetical Average Annual Total Return Information Derived from Private Account Composite



               For the          For the Five            For the Period
               Year Ended       Years Ended             From Inception
               December 31,     December 31,            (November 1, 1989)
               1996             1996                    to December 31, 1996

Structured
Stock
Selection
Composite      22.21%           15.45%                  14.61%

                                              ------------------



         The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholder accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts. For a description of such charges and deductions, see the prospectus accompanying this Prospectus which describes the Contracts.



                                  ORGANIZATION AND CAPITALIZATION OF THE FUND


         The Fund was established in November 1988 as a business trust under Massachusetts law. The Fund has authorized an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Fund are presently divided into ten series of shares, one for each of the Fund's ten portfolios including the three Portfolios offered by this Prospectus. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation are entitled to receive the net assets of their respective Portfolios, but not the net assets of the other Portfolios.


         Fund shares are entitled to vote at any meeting of shareholders. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to a shareholder vote must be approved by each portfolio of the Fund separately except (i) when required by the 1940 Act, shares will be voted together as a single class and (ii) when the Trustees have determined that the matter does not affect all portfolios, then only shareholders of the affected portfolio will be entitled to vote on the matter.

         Owners of the Contracts have certain voting interests in respect of shares of the Portfolios. See "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for a description of the rights granted Contract owners to instruct voting of shares.

                                            ADDITIONAL INFORMATION

Transfer Agent and Custodian

         All cash and securities of the Fund are held by Boston Safe Deposit and Trust Company as custodian. FDISG, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Fund.

Independent Auditors

         Ernst  &  Young  LLP,   located  at  200  Clarendon   Street,   Boston,
Massachusetts, 02116, serves as the Fund's independent auditors.



         Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                                  TABLE OF CONTENTS

                                       Page



The Fund                                        ENDEAVOR SERIES TRUST

Financial Highlights                           2101 East Coast Highway,
Investment Objectives and Policies                    Suite 300
                                              Corona del Mar, California  92625
                                                        (800) 854-8393



   T. Rowe Price International Stock                       Manager
     Portfolio
                                                Endeavor Investment Advisers
   Dreyfus Small Cap Value Portfolio               2101 East Coast Highway
                                                          Suite 300
                                              Corona del Mar, California 92625

                                                     Investment Advisers




Enhanced Index Portfolio


Investment Strategies
Management of the Fund



The Manager                                          The Dreyfus Corporation
                                                       200 Park Avenue
The Advisers                                        New York, New York 10166
Dividends, Distributions and Taxes
Sale and Redemption of Shares
Performance Information
Organization and Capitalization
   of the Fund                               Rowe Price-Fleming International,
                                                              Inc.
Additional Information                                100 East Pratt Street
   Transfer Agent and Custodian                    Baltimore, Maryland  21202

Independent Auditors                               J.P. Morgan Investment
                                                         Management Inc.

                            --------------            522 Fifth Avenue
                                                  New York, New York  10036
   No person has been authorized to give any
information or to make any representation not             Custodian
contained in this Prospectus and, if given or
made, such information or representation must   Boston Safe Deposit and Trust
not be relied upon as having been authorized.              Company
This Prospectus does not constitute an                One Boston Place
offering of any securities other than the        Boston, Massachusetts  02108
registered securities to which it relates or an offer to any person in any state or jurisdiction of the United States or any country where such offer would be unlawful.

                                      STATEMENT OF ADDITIONAL INFORMATION


                                       ENDEAVOR(sm) SERIES TRUST

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the T. Rowe Price International Stock Portfolio (formerly, the Global Growth Portfolio), the Dreyfus Small Cap Value Portfolio (formerly, the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio) and the Enhanced Index Portfolio of Endeavor Series Trust (the "Fund"), dated October 8, 1997, which may be obtained by writing the Fund at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 or by telephoning (800) 854-8393. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

        Endeavor(sm) is a registered service mark of Endeavor Management Co.

                                               TABLE OF CONTENTS

                                                                    Page


Investment Objectives and Policies................           3
        Options and Futures Strategies...............                 3
        Foreign Currency Transactions................                   8
        Repurchase Agreements........................                    12
        Forward Commitments..........................           13
        Securities Loans.............................        13



        Portfolio Turnover...........................           13
Investment Restrictions...........................              14
        Other Policies...............................           16
Performance Information...........................              16
        Total Return.................................        17

        Non-Standardized Performance.................                    18
Portfolio Transactions............................              19
Management of the Fund............................              22
        Trustees and Officers........................           22
        The Manager..................................           29
        The Advisers.................................           30
Redemption of Shares..............................              33
Net Asset Value...................................     33
        Taxes.............................................
34
        Federal Income Taxes.........................           34
Organization and Capitalization of the Fund.......                       36
Legal Matters.....................................     38
Custodian.........................................     38
Financial Statements..............................              39
Appendix..........................................  A-1

                                            ----------------------

        No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.


        The date of this Statement of Additional Information is October 8, 1997.

                                      INVESTMENT OBJECTIVES AND POLICIES


     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus of the Fund. The Fund is managed by Endeavor Investment Advisers. The Manager has selected Rowe Price-Fleming International, Inc. as investment adviser for the T. Rowe Price International Stock Portfolio, The Dreyfus Corporation as investment adviser for the Dreyfus Small Cap Value Portfolio and J.P. Morgan Investment Management Inc. as investment adviser for the Enhanced Index Portfolio.

Options and Futures Strategies (All Portfolios
)

        A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value. The Adviser to the Dreyfus Small Cap Value Portfolio does not currently intend to write covered put and call options or engage in transactions in futures contracts and related options, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.


        The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

        Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

        A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

        A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

        A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

        Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

        A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

        No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

     Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

        A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.


     Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures , rather than selling futures contracts, in anticipation of a decline in general stock market prices , or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities , which the Portfolio intends to purchase.

        In connection with transactions in stock index options, stock index futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.


        Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio unless the transaction meets certain "bona fide hedging" criteria.

        Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

        The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


Foreign Currency Transactions (T. Rowe Price International Stock and Enhanced Index Portfolios)

     Foreign Currency Exchange Transactions. The T. Rowe Price International Stock and Enhanced Index Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").


        A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

        If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

        For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

        A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

        The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

        Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

        Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

        Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

        At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

        Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

        Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

        Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Repurchase Agreements (All Portfolios)


        Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Forward Commitments (All Portfolios)

        Each of the Portfolios may enter into forward commitments to purchase securities. An amount of cash or short-term U.S. government securities equal to the Portfolio's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Portfolio's obligation. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

Securities Loans (All Portfolios)

        Each of the Portfolios may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or the right to consent accompanying loaned securities pass to the borrower, a Portfolio retains the right to call the loan at any time on reasonable notice, and will do so in order that the securities may be voted by the Portfolio with respect to matters materially affecting the investment. A Portfolio may also call a loan in order to sell the securities involved. Loans of portfolio securities will only be made to borrowers considered by a Portfolio's Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund.

Portfolio Turnover


        While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios other than the Dreyfus Small Cap Value Portfolio anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Dreyfus Small Cap Value Portfolio anticipates that the Portfolio's portfolio turnover rate will generally not exceed 175%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

        For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Dreyfus Small Cap Value Portfolio was 171% as compared with a turnover rate of 75% for the fiscal year ended December 31, 1995. The increase in portfolio turnover rate was in connection with the change of the Portfolio's investment adviser in September, 1996.



                                            INVESTMENT RESTRICTIONS


        Except for restriction numbers 2, 3, 4, 11 and 12 with respect to the Enhanced Index Portfolio and restriction number 11 with respect to the T. Rowe Price International Stock and Dreyfus Small Cap Value Portfolios (which restrictions are not fundamental policies), the following investment restrictions (numbers 1 through 12) are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio, and apply to each of the Portfolios except as otherwise indicated. As provided in the Investment Company Act of 1940 (the "1940 Act"), a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.


        A Portfolio may not:


  1. Borrow money or issue senior securities (as defined in the 1940 Act), provided that a Portfolio may borrow amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary purposes, except that the T. Rowe Price International Stock Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings; and except that the Enhanced Index Portfolio may borrow money from banks for temporary or emergency purposes or through reverse repurchase agreements in amounts up to 10% of its total assets.


  2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

  3. Purchase securities on margin, except a Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions and may make margin deposits in connection with transactions in options, futures contracts and options on such contracts.

  4. Make short sales of securities or maintain a short position for the account of the Portfolio, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

  5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

  6. Purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.


  7. Purchase or sell commodities or commodity contracts, except that all Portfolios may purchase or sell financial futures contracts and related options. For purposes of this restriction, currency contracts or hybrid investments shall not be considered commodities.

  8. Make loans,  except by purchase of debt  obligations in which the Portfolio
may  invest  consistently  with  its  investment  policies,   by  entering  into
repurchase agreements or through the lending of its portfolio securities.

  9. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that up to 25% of the Portfolio's total assets (taken at current value) may be invested without regard to this limitation.


  10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations .

  11. Invest more than 15% of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


  12. Purchase securities of any issuer for the purpose of exercising control or management.


        All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and partially or completely as a result of such investment.


Other Policies

     The Dreyfus Small Cap Value Portfolio may not invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. The Enhanced Index Portfolio will not invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. However, the acquisition of warrants attached to other securities is not subject to this restriction. The
T. Rowe Price International Stock Portfolio will not invest in warrants if, as a result thereof, the Portfolio will have more than 5% of the value of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security.


                                            PERFORMANCE INFORMATION


        Total return and yield will be computed as described below.



Total Return

        Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                                 P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof)

        The table below shows the average annual total return for the Dreyfus Small Cap Value Portfolio for the specific periods.


        With respect to the T. Rowe Price International Stock Portfolio which commenced operation April 8, 1991, effective January 1, 1995, the Portfolio's Adviser was changed to Rowe Price-Fleming International, Inc. ("Price-Fleming"). Prior to March 24, 1995, the Portfolio was known as the Global Growth Portfolio. Subsequent to such time, the Portfolio's investment objective was changed from investments in small capitalization companies on a global basis to investments in a broad range of established companies on an international basis (i.e., non-U.S. companies). Because of the change of the Portfolio's Adviser, performance information for the period from inception to December 31, 1995 is not presented. Such information is not reflective of Price-Fleming's ability to manage the Portfolio. Information with respect to the Portfolio's per share income and capital changes from inception through December 31, 1996 is set forth in the Prospectus. Average annual total return information for the period from inception to December 31, 1994 is available upon written request to the Fund.

                                                            For Period
                           For the One      For the Five    From Incep-
                           Year Period      Year Period     tion (1) to
                           Ended December   Ended December  December 31,
                           31, 1996         31, 1996        1996



T. Rowe Price
   International
   Stock..............     15.23%/15.23%*        N/A        12.77%/12.77%*


Dreyfus Small
   Cap  Value(2).......    25.63%/25.63%*        N/A        13.19%/13.07%*


------------------------



* The figure shows what the Portfolio's performance would have been in the absence of fee waivers and/or reimbursement of other expenses, if any.

(1)      With respect to T. Rowe Price International Stock
         Portfolio, period commenced on January 1, 1995.


(2)      The Portfolio commenced operations on May 4, 1993.




         The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Non-Standardized Performance

         In addition to the performance information described above, the Fund may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                            PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of the Manager and the Trustees of the Fund, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as described in the Prospectus a factor in the selection of broker-dealers.

         The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a non-affiliated broker-dealer acting as an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

         The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by a non-affiliated broker-dealer can be used to promote the distribution of the Fund's shares including the costs of training and educating such broker-dealers with respect to the Contracts . Periodically, the Manager will instruct the "introducing broker" to transmit funds in its possession to third party broker-dealers to pay for such training and education costs. No portion of the commissions received by the "introducing broker" will be paid to the Manager or any of its affiliates. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by the "introducing broker" and the distribution expenses paid from such commissions. The Board of Trustees will periodically review whether the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.



         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the

Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.



         The Adviser to the T. Rowe Price International Stock Portfolio may execute portfolio transactions through certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited, persons indirectly related to the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.


         The Adviser to the Enhanced Index Portfolio may execute portfolio transactions through certain of its affiliated brokers, acting as agent in accordance with the procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to such affiliate acting as principal for its own account.


         For the year ended December 31, 1994, the T. Rowe Price International Stock Portfolio paid $554,048 in brokerage commissions. For the year ended December 31, 1994, the Dreyfus Small Cap Value Portfolio paid $100,262 in brokerage commissions, of which $58,028 (72.78%) was paid to Oppenheimer & Co. Inc. ("OpCo"). For the year ended December 31,

1995, the T. Rowe Price International Stock Portfolio and the Dreyfus Small Cap Value Portfolio paid $395,753 and $101,885, respectively, in brokerage commissions of which $33,338 (8.42%), $15,101 (3.82%) and $673 (.17%) with respect to the T. Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, Ord Minnett and OpCo, respectively, and $36,216 (35.55%) with respect to the Dreyfus Small Cap Value Portfolio was paid to OpCo. For the year ended December 31, 1996, the T. Rowe Price International Stock Portfolio and the Dreyfus Small Cap Value Portfolio paid $136,536 and $398,554, respectively, in brokerage commissions of which $4,462 (3.27%), $2,908 (2.13%) and $906 (.66%) with respect to the T. Rowe
Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, Ord Minnett and OpCo, respectively, and $34,511 (8.66%) with respect to the Dreyfus Small Cap Value Portfolio was paid to OpCo.

                                            MANAGEMENT OF THE FUND

Trustees and Officers

  The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.

                                                            Principal
                                    Position(s)             Occupation(s)
                                    Held with               During Past
Name, Age and Address               Registrant              5 Years

James R. McInnis (49)               President               President of
                                                            Endeavor Group
                                                            (broker-dealer)
                                                            since June, 1991;
                                                            President of
                                                            McGuinness &
                                                            Associates
                                                            (insurance
                                                            marketing) from
                                                            March, 1983 to
                                                            June, 1991.

                                                            Principal
                                    Position(s)             Occupation(s)
                                    Held with               During Past
Name, Age and Address               Registrant              5 Years

*Vincent J. McGuinness (62)         Trustee                 Chairman, Chief
                                                            Executive Officer
                                                            and Director of
                                                            McGuinness &
                                                            Associates,
                                                            Endeavor Group,
                                                            VJM Corporation
                                                            (oil and gas),
                                                            until July, 1996
                                                            McGuinness Group
                                                            (insurance
                                                            marketing) and
                                                            until January,
                                                            1994 Swift Energy
                                                            Marketing Company
                                                            and since
                                                            September, 1988
                                                            Endeavor
                                                            Management Co.;
                                                            President of VJM
                                                            Corporation,
                                                            Endeavor
                                                            Management Co.
                                                            and, since
                                                            February, 1996,
                                                            McGuinness &
                                                            Associates.

Timothy A. Devine (62)              Trustee                 Prior to
1424 Dolphin Terrace                                        September, 1993,
Corona del Mar, California                                  President and
92625                                                       Chief Executive
                                                            Officer, Devine
                                                            Properties, Inc.
                                                            Since September,
                                                            1993, Vice
                                                            President, Plant
                                                            Control, Inc.
                                                            (landscape
                                                            contracting and
                                                            maintenance).


Thomas J. Hawekotte (62)           Trustee                 President, Thomas
1200 Lake Shore Drive                                       J. Hawekotte, P.C.
Chicago, Illinois 60610                                     (law practice).

                                                            Principal
                                    Position(s)             Occupation(s)
                                    Held with               During Past

Name, Age and Address               Registrant              5 Years
---------------------
Steven L. Klosterman
    (46)                            Trustee                 Since July, 1995,
5973                                                        President of
Avenida Encinas                                             Klosterman Capital
#300                                                        Corporation
Carlsbad, CA 92008                                          (investment
                                                            adviser);

                                                            Investment
                                                            Counselor, Robert
                                                            J. Metcalf &
                                                            Associates, Inc.
                                                            (investment
                                                            adviser) from
                                                            August, 1990 to
                                                            June, 1995.

*Halbert D. Lindquist (51)          Trustee                 President,
1650 E. Fort Lowell Road                                    Lindquist
Tucson, Arizona 85719-2324                                  Enterprises, Inc.
                                                            (financial
                                                            services) and
                                                            since December,
                                                            1987 Tucson Asset
                                                            Management, Inc.
                                                            (financial
                                                            services), and
                                                            since November,
                                                            1987, Presidio
                                                            Government
                                                            Securities,
                                                            Incorporated
                                                            (broker-dealer).


R. Daniel Olmstead, Jr. (66)        Trustee                 Rancher until
                                                            January, 1997.
180 Newport Center Drive                                    Since January,
Suite 180                                                   1997, real estate
                                                            consultant.
Newport Beach, CA
92660


Norman Ridley (51)                  Vice                    Since 1985, Senior
865 S. Figueroa Street              President               Vice President,
Suite 1800                                                  TCW Asset
Los Angeles, California                                     Management Company
90017                                                       and  Trust Company
                                                            of the West.

                                                            Principal
                                    Position(s)             Occupation(s)
                                    Held with               During Past

Name, Age and Address               Registrant              5 Years
Ronald E. Robison (58)

865 S. Figueroa Street              Vice                    Since November,
Suite 1800                          President               1987, Managing
Los Angeles, California                                     Director and Chief
90017                                                       Operating Officer,

                                                            TCW  Management
                                                            Inc.; March,
                                                            1990, Managing
                                                            Director,  Trust
                                                            Company of
                                                            the West and
                                                            TCW Asset Management
                                                            Company.

James M. Goldberg (51)              Vice                    Since June, 1984,
865 S. Figueroa Street              President               Managing Director,
Suite 1800                                                  TCW Asset
Los Angeles, California                                     Management Company
90017                                                       and Trust Company
                                                            of the West and
                                                            since January,
                                                            1987 Managing
                                                            Director, TCW
                                                            Funds Management,
                                                            Inc.

Eileen Rominger (42)                Vice                    Since May, 1994,
One World Financial Center          President               Managing Director,
New York, New York 10281                                    Oppenheimer

                                                            Capital, prior
                                                            thereto Senior
                                                            Vice President,
                                                            Oppenheimer
                                                            Capital; Portfolio
                                                            Manager, Oppenheimer
                                                            Quest Value
                                                            Fund, Inc.,
                                                            OCC Accumulation
                                                            Trust, Enterprise
                                                            Accumulation Trust
                                                            and Penn
                                                            Series Fund,
                                                            open-end investment
                                                            companies.

                                                            Principal
                                    Position(s)             Occupation(s)
                                    Held with               During Past

Name, Age and Address               Registrant              5 Years
**Vincent J. McGuinness,
Jr.
(32)                                Executive
                                    Vice-                   From
                                    President -             September, 1996 to
                                    Administra-             May, 1997, Chief
                                    tion                    Financial Officer
                                                            (Treasurer) of
                                                            Registrant;  since
                                                            January, 1997,
                                                            Executive Vice-
                                                            President -
                                                            Chief of
                                                            Operations and
                                                            since May,
                                                            1997, Director
                                                            of Endeavor
                                                            Group; from
                                                            September, 1996
                                                            to June,  1997,
                                                            Chief Financial
                                                            Officer  and
                                                            since May,
                                                            1996, of  Endeavor
                                                            Management Co.;
                                                            since August,
                                                            1996, Chief
                                                            Financial Officer
                                                            of VJM
                                                            Corporation;  from
                                                            May, 1996 to
                                                            January, 1997,
                                                            Executive Vice
                                                            President and
                                                            Director of
                                                            Sales, Western
                                                            Division  of
                                                            Endeavor Group;
                                                            since May,
                                                            1996, Chief
                                                            Financial Officer
                                                            of McGuinness &
                                                            Associates; from
                                                            March, 1996
                                                            to  May, 1996,
                                                            Director of
                                                            McGuinness Group;
                                                            from July, 1993
                                                            to August, 1995
                                                            Rocky Mountain
                                                            Regional Marketing
                                                            Director  for
                                                            Endeavor Group.
                                                            MBA graduate
                                                            student from
                                                            September, 1991
                                                            to May, 1993.

                                                            Principal
                                    Position(s)             Occupation(s)
                                    Held with               During Past

Name, Age and Address               Registrant              5 Years
Michael J. Roland (39)

                                    Chief                   Since June, 1996,
                                    Financial               Chief Financial
                                    Officer                 Officer of
                                    (Treasurer)             Endeavor Group and


                                                            Endeavor  Management
                                                            Co.;  from  January,
                                                            1995 to April, 1997,
                                                            Senior          Vice
                                                            President, Treasurer
                                                            and Chief  Financial
                                                            Officer  of  Pilgrim
                                                            America       Group,
                                                            Pilgrim      America
                                                            Investments,   Inc.,
                                                            Pilgrim      America
                                                            Securities   and  of
                                                            each of the funds in
                                                            the Pilgrim  America
                                                            Group of Funds; from
                                                            July,     1994    to
                                                            December,      1994,
                                                            partner    at    the
                                                            consulting  firm  of
                                                            Corporate    Savings
                                                            Group;  from  March,
                                                            1992 to June,  1994,
                                                            Vice   President  of
                                                            PIMCO  Advisors,  LP
                                                            and  of  the   PIMCO
                                                            Institutional Funds.

                                                            Principal
                                    Position(s)             Occupation(s)
                                    Held with               During Past
Name, Age and Address               Registrant              5 Years

Pamela A. Shelton (48)              Secretary               Since October,
                                                            1993, Executive
                                                            Secretary to
                                                            Chairman of the
                                                            Board and Chief
                                                            Executive Officer
                                                            of, and since
                                                            April, 1996,
                                                            Secretary of
                                                            McGuinness &
                                                            Associates,
                                                            Endeavor Group,
                                                            VJM Corporation,
                                                            McGuinness Group
                                                            (until July, 1996)
                                                            and Endeavor
                                                            Management Co.;
                                                            from July, 1992 to
                                                            October, 1993,
                                                            Administrative
                                                            Secretary, Mayor
                                                            and City Council,
                                                            City of Laguna
                                                            Niguel,
                                                            California; and
                                                            from November,
                                                            1986 to July,
                                                            1992, Executive
                                                            Secretary to
                                                            Chairman of the
                                                            Board and Chief
                                                            Executive Officer
                                                            of, and from
                                                            October, 1990 to
                                                            July, 1992,
                                                            Secretary of
                                                            McGuinness &
                                                            Associates,
                                                            Endeavor Group,
                                                            VJM Corporation,
                                                            McGuinness Group,
                                                            Endeavor
                                                            Management Co. and
                                                            Swift Energy
                                                            Marketing Company.

* An "interested person" of the Fund as defined in the 1940
Act.
** Vincent J. McGuinness, Jr. is the son of Vincent J.
McGuinness.


        No remuneration will be paid by the Fund to any Trustee or officer of the Fund who is affiliated with the Manager or the Advisers. Each Trustee who is not an affiliated person of the Manager or the Advisers will be reimbursed for out-of-pocket expenses and currently receives an annual fee of $7,500 and $500 for attendance at each Trustees' Board or Committee meeting. Set forth below for each of the Trustees of the Fund is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1996.


                                              COMPENSATION TABLE

                                                             Total
                                                             Compensation
                                                             From Fund
                                           Aggregate         and Fund
Name of                                    Compensation      Complex
Person                                     From Fund         Paid to Trustees

Vincent J. McGuinness                      $   -            $   -
Timothy A. Devine                            4,500            4,500
Thomas J. Hawekotte                          4,500            4,500
Steven L. Klosterman                         4,500            4,500
Halbert D. Lindquist                         3,500            3,500
R. Daniel Olmstead                           4,500            4,500


         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

The Manager

         The Management Agreement between the Fund and the Manager with respect to the T. Rowe Price International Stock Portfolio was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons", as defined in the 1940 Act, of the Manager) on July 20, 1992, and by the shareholders of the Portfolio on November 23, 1992. With respect to the Dreyfus Small Cap Value Portfolio, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on April 19, 1993 and by PFL Life Insurance Company, the sole shareholder of the Dreyfus Small Cap Value Portfolio, on April 19, 1993. With respect to the Enhanced Index Portfolio, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on August 13, 1996 and by PFL Life Insurance Company, the sole shareholder of the Enhanced Index Portfolio, on August 26, 1996. See "Organization and Capitalization of the Fund." The Management Agreement will continue in force for two years from its date, November 23, 1992 with respect to the T. Rowe Price International Stock Portfolio, April 19, 1993 with respect to the Dreyfus Small Cap Value Portfolio, August 26, 1996 with respect to the Enhanced Index Portfolio and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Fund, or upon such shorter notice as may be mutually agreed upon. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of "Endeavor" may be withdrawn.

The Advisers

The Investment Advisory Agreement between the Manager and J.P. Morgan Investment Management Inc. was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by PFL Life Insurance Company as sole shareholder of the Enhanced Index Portfolio on August 26, 1996. Effective January 1, 1995,
Price-Fleming became the Adviser of the T. Rowe Price International Stock Portfolio. The Investment Advisory Agreement with Price-Fleming for the T. Rowe Price International Stock Portfolio was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on December 19, 1994 and by shareholders of the Portfolio on March 24, 1995. Effective September 16, 1996, The Dreyfus Corporation became the Adviser of the Dreyfus Small Cap Value Portfolio. The Investment Advisory Agreement with The Dreyfus Corporation was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by the shareholders of the Portfolio on October 29, 1996. See "Organization and Capitalization of the Fund."

         Each agreement will continue in force for two years from its date, January 1, 1995 with respect to the T. Rowe Price International Stock Portfolio, September 16, 1996 with respect to the Dreyfus Small Cap Value Portfolio and April 30, 1997 with respect to the Enhanced Index Portfolio, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' (90 days' with respect to the Enhanced Index Portfolio) prior written notice to the Adviser or by the Adviser on not less than 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         The following table shows the fees paid by each of the Portfolios and any fee waivers or reimbursements during the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996.


                                                1996
                         Investment            Investment
                         Management            Management            Other
                         Fee                   Fee                   Expenses
                         Paid                  Waived                Reimbursed






T. Rowe Price

  International

  Stock Portfolio.         1,015,179            --                    --


Dreyfus Small

  Cap Value
  Portfolio.......           535,895            --                    --





                         1995

                         Investment           Investment
                         Management           Management            Other
                         Fee                  Fee                   Expenses
                         Paid                 Waived                Reimbursed






T. Rowe Price

  International

  Stock Portfolio.          759,830           ---                   ---


Dreyfus Small Cap
  Value Portfolio.          339,672           ---                   ---





                                           1994
                         Investment
                         Management           Investment            Other
                         Fee                  Management            Expenses
                         Paid                 Fee Waived            Reimbursed

T. Rowe Price
  International

  Stock Portfolio.         696,732            ---                   ---



Dreyfus Small
  Cap Value

  Portfolio.......         214,198            ---                   ---

                                          ---------------------------

         Each Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

                                             REDEMPTION OF SHARES

         The Fund may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                                NET ASSET VALUE


         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.


         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.


                                                     TAXES

Federal Income Taxes

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities;
(2) derive less than

30% of its gross income in each taxable year from the sale or other disposition of stocks or securities held less than three months (the Portfolio's transactions in future transactions, straddles and options may be restricted in order to comply with this requirement); and (3) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts and the general account of PFL Life Insurance Company which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department
regulations thereunder impose certain diversification
requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Fund may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

                                  ORGANIZATION AND CAPITALIZATION OF THE FUND

         The Fund is a Massachusetts business trust organized on November 18, 1988. A copy of the Fund's Agreement and Declaration of Trust, as amended, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


         The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value of one or more series. Currently, the Trustees have established and designated ten series, three of which are described in this Statement of Additional Information. Each series of shares represents the beneficial interest in a separate portfolio of assets of the Fund, which is separately managed and has its own investment objective and policies. The Trustees of the Fund have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The shares have no preemptive, conversion or subscription rights and are fully transferable.


         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Fund's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the

Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Fund to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Fund may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Fund forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

         PFL will vote shares of the Fund as described under the caption "Voting Rights" in the prospectus or other material for the Contracts which accompanies the Prospectus.


         As of March 31, 1997, the PFL Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 89% of the T. Rowe Price International Stock Portfolio; and 88% of the Dreyfus Small Cap Value Portfolio . As of March 31, 1997, the PFL Endeavor Platinum Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 8% of the
T. Rowe Price International Stock Portfolio; and 9% of the

Dreyfus Small Cap Value Portfolio . As of March 31, 1997, the AUSA Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 3% of the T. Rowe Price International Stock Portfolio; and 2% of the Dreyfus Small Cap Value Portfolio .


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts and obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholders held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

                                                 LEGAL MATTERS

         Certain legal matters are passed on for the Fund by Sullivan & Worcester LLP of Washington, D.C.

                                                   CUSTODIAN

         Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund. Under the Custody Agreement, Boston Safe holds the Portfolios' securities and keeps all necessary records and documents.

                                             FINANCIAL STATEMENTS


         The  financial  statements  of the T. Rowe  Price  International  Stock
Portfolio and Dreyfus Small Cap Value Portfolio for the fiscal year ended December 31, 1996, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Fund's Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Independent Auditors' Report) included in the Annual Report are incorporated herein by reference.

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                                                   APPENDIX

                                              SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds rated "Aaa" by Moody's are judged to be of the best quality and to carry the smallest degree of investment risk. Bonds rated "Aa" are judged to be of high quality by all standards. Bonds rated "A" possess many favorable investment attributes and are to be considered as higher medium grade obligations. Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well. Bonds are rated "Ba", "B", "Caa", "Ca", "C" when protection of interest and principal payments is questionable. A "Ba" rating indicates some speculative elements while "Ca" represents a high degree of speculation and "C" represents the lowest rated class of bonds. "Caa", "Ca" and "C" bonds may be in default. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" to "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating

                                                      A-1

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category;  the modifier "2" indicates a mid-range ranking;  and the modifier "3"
indicates that the issue ranks at the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

IBCA Limited/IBCA Inc. Commercial Paper Ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc., are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


Fitch Investors Service LLP Commercial Paper Ratings. Fitch Investors Service LLP employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of


                                                      A-2

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timely  payment only slightly  less in degree than issues rated F-1+,  while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.


         Various of the nationally recognized statistical rating organizations utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.



                                                      A-3

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